THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Variable Annuity Account N
Lincoln ChoicePlus Assurance (B Share)
Lincoln ChoicePlus Assurance (B Class)

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln New York Separate Account N for Variable Annuities
Lincoln ChoicePlus Assurance (B Share)
Lincoln ChoicePlus Assurance (B Class)

Supplement dated February 15, 2011 to the Prospectus dated November 1, 2010

This supplement outlines a correction to the Surrender Charge section of your variable annuity prospectus.    This information applies only to contracts purchased on or after November 15, 2010, and replaces the information stated in a previous supplement dated November 15, 2010. This supplement is for informational purposes and requires no action on your part.

Charges and Deductions – Surrender Charge. The following language revises one of the surrender charge waivers outlined in your prospectus. A surrender charge applies (except as described in your prospectus) to surrenders and withdrawals of purchase payments that have been invested for the periods indicated in your prospectus.

The bullet below replaces the second bullet under the heading “Surrender Charges” in The Contracts section of your prospectus. A surrender charge will not apply to:

•
Withdrawals of contract value during a contract year to the extent that the total contract value withdrawn during the current contract year does not exceed the free amount which is equal to the greater of 10% of the current contract value or 10% of the total purchase payments (the free amount is 15% of the total purchase payments for contracts purchased prior to November 15, 2010) (this does not apply upon surrender of the contract).

All other provisions outlined in your prospectus, including additional surrender charge waivers, remain unchanged. Please refer to your prospectus for additional information.

Please retain this Supplement for future reference.